EXHIBIT 99.1



     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                 Class 1-A Available Funds Rate Schedule (1)
                 -------------------------------------------

------------------------------- -------------------     ------------- ------------------ -----------------
               Available Funds    Available Funds                       Available Funds   Available Funds
  Period          Rate (%)            Rate (%)              Period         Rate (%)          Rate (%)
------------ ------------------ -------------------     ------------- ------------------ -----------------
                    (2)                (3)                                    (2)               (3)
     1             5.703              5.703                   47             9.262            23.886
     2             6.498              22.198                  48             9.480            23.990
     3             6.847              22.535                  49             9.254            23.683
     4             6.499              22.206                  50             9.248            23.613
     5             6.610              22.334                  51             9.950            24.356
     6             6.501              22.252                  52             9.237            23.490
     7             6.608              22.393                  53             9.451            24.462
     8             6.499              22.339                  54             9.224            24.066
     9             6.498              22.399                  55             9.439            24.282
    10             6.603              22.568                  56             9.212            23.957
    11             6.489              22.530                  57             9.206            23.907
    12             6.593              22.676                  58             9.420            24.134
    13             6.487              22.607                  59             9.193            24.268
    14             6.486              22.613                  60             9.407            24.471
    15             6.825              22.918                  61             9.450            11.508
    16             6.488              22.543                  62             9.442            11.497
    17             6.598              22.577                  63            10.446            12.715
    18             6.494              22.370                  64             9.428            11.473
    19             6.605              22.345                  65             9.734            11.843
    20             6.504              22.124                  66             9.413            11.450
    21             6.508              21.994                  67             9.719            11.819
    22             6.635              22.004                  68             9.398            11.426
    23             7.041              22.392                  69             9.391            11.414
    24             7.181              22.338                  70             9.696            11.782
    25             7.055              21.936                  71             9.376            11.390
    26             7.061              21.690                  72             9.681            11.757
    27             7.348              21.723                  73             9.361            11.366
    28             7.076              21.232                  74             9.354            11.354
    29             7.628              21.622                  75             9.991            12.124
    30             7.483              21.213                  76             9.339            11.330
    31             7.640              21.271                  77             9.642            11.695
    32             7.483              21.033                  78             9.324            11.305
    33             7.472              21.191                  79             9.627            11.670
    34             7.620              21.558                  80             9.308            11.281
    35             8.465              23.065                  81             9.301            11.269
    36             8.641              23.274                  82             9.603            11.632
    37             8.439              23.046                  83             9.286            11.244
    38             8.425              22.949                  84             9.587            11.606
    39             9.009              23.381                  85             9.270            11.219
    40             8.418              22.594             ------------- ------------------ ---------------
    41             9.248              23.805
    42             9.047              23.210
    43             9.253              23.358
    44             9.037              23.065
    45             9.032              23.000
    46             9.240              23.169
------------ ------------------ -------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 4.227%, 6-Month LIBOR stays at 4.590%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                 Class 2-A Available Funds Rate Schedule (1)
                 -------------------------------------------

------------------------------- -------------------     ------------- ------------------ -----------------
               Available Funds    Available Funds                       Available Funds   Available Funds
  Period          Rate (%)            Rate (%)              Period         Rate (%)          Rate (%)
------------ ------------------ -------------------     ------------- ------------------ -----------------
                    (2)                 (3)                                   (2)              (3)
     1             5.646               5.646                  47             9.118            23.283
     2             6.435              21.994                  48             9.376            24.097
     3             6.777              22.328                  49             9.154            23.791
     4             6.435              21.998                  50             9.150            23.725
     5             6.541              22.117                  51             9.843            24.474
     6             6.438              22.047                  52             9.141            23.602
     7             6.543              22.186                  53             9.353            24.058
     8             6.437              22.135                  54             9.131            24.251
     9             6.436              22.196                  55             9.344            24.471
    10             6.539              22.363                  56             9.121            24.147
    11             6.427              22.324                  57             9.116            24.099
    12             6.532              22.478                  58             9.328            24.325
    13             6.428              22.411                  59             9.105            24.139
    14             6.428              22.419                  60             9.318            24.670
    15             6.761              22.723                  61             9.364            11.603
    16             6.430              22.348                  62             9.358            11.592
    17             6.535              22.374                  63            10.353            12.822
    18             6.437              22.178                  64             9.345            11.571
    19             6.546              22.154                  65             9.650            11.945
    20             6.443              21.921                  66             9.333            11.549
    21             6.452              21.809                  67             9.637            11.923
    22             6.566              21.783                  68             9.320            11.527
    23             6.894              21.938                  69             9.314            11.516
    24             7.107              22.114                  70             9.618            11.888
    25             6.984              21.717                  71             9.301            11.494
    26             6.989              21.470                  72             9.605            11.866
    27             7.274              21.514                  73             9.288            11.472
    28             7.001              21.007                  74             9.282            11.461
    29             7.470              21.184                  75             9.915            12.239
    30             7.401              20.979                  76             9.269            11.438
    31             7.555              21.037                  77             9.571            11.808
    32             7.403              20.803                  78             9.256            11.416
    33             7.393              20.969                  79             9.558            11.784
    34             7.542              21.328                  80             9.243            11.393
    35             7.997              21.903                  81             9.237            11.382
    36             8.586              23.209                  82             9.538            11.749
    37             8.389              22.991                  83             9.223            11.359
    38             8.378              22.899                  84             9.524            11.726
    39             8.959              23.342                  85             9.210            11.336
    40             8.372              22.536             ------------- ------------------ ---------------
    41             8.932              22.978
    42             9.024              23.218
    43             9.230              23.368
    44             9.017              23.078
    45             9.014              23.019
    46             9.221              23.184
------------ ------------------ -------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 4.227%, 6-Month LIBOR stays at 4.590%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

------------------------------- -------------------     ------------- ------------------ -----------------
               Available Funds    Available Funds                       Available Funds   Available Funds
  Period          Rate (%)            Rate (%)              Period         Rate (%)          Rate (%)
------------ ------------------ -------------------     ------------- ------------------ -----------------
                    (2)                 (3)                                   (2)              (3)
     1             5.461               5.461                  47             8.404            21.154
     2             6.225              21.310                  48             8.590            21.272
     3             6.545              21.638                  49             8.390            20.990
     4             6.225              21.317                  50             8.381            20.918
     5             6.324              21.433                  51             8.987            21.566
     6             6.226              21.356                  52             8.363            20.794
     7             6.323              21.490                  53             8.546            21.350
     8             6.223              21.438                  54             8.345            21.001
     9             6.223              21.500                  55             8.528            21.178
    10             6.318              21.658                  56             8.327            20.885
    11             6.207              21.602                  57             8.318            20.831
    12             6.303              21.742                  58             8.500            21.021
    13             6.205              21.674                  59             8.299            20.944
    14             6.204              21.677                  60             8.481            21.113
    15             6.513              21.973                  61             8.551            9.924
    16             6.204              21.607                  62             8.541            9.909
    17             6.302              21.631                  63             9.445            10.955
    18             6.208              21.431                  64             8.521            9.880
    19             6.309              21.405                  65             8.794            10.194
    20             6.212              21.177                  66             8.501            9.850
    21             6.218              21.058                  67             8.774            10.163
    22             6.330              21.054                  68             8.481            9.820
    23             6.663              21.241                  69             8.471            9.805
    24             6.822              21.280                  70             8.743            10.117
    25             6.707              20.894                  71             8.451            9.776
    26             6.710              20.652                  72             8.722            10.086
    27             6.976              20.688                  73             8.431            9.746
    28             6.723              20.203                  74             8.421            9.731
    29             7.208              20.478                  75             8.991            10.387
    30             7.103              20.153                  76             8.401            9.702
    31             7.245              20.204                  77             8.671            10.010
    32             7.101              19.974                  78             8.381            9.672
    33             7.084              20.108                  79             8.650            9.980
    34             7.213              20.427                  80             8.361            9.643
    35             7.832              21.277                  81             8.351            9.628
    36             7.996              21.507                  82             8.620            9.934
    37             7.802              21.261                  83             8.332            9.599
    38             7.779              21.141                  84             8.599            9.904
    39             8.287              21.522                  85             8.312            9.570
    40             7.762              20.777             ------------- ------------------ ---------------
    41             8.356              21.428
    42             8.187              20.943
    43             8.361              21.068
    44             8.172              20.795
    45             8.164              20.728
    46             8.343              20.876
------------ ------------------ -------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 4.227%, 6-Month LIBOR stays at 4.590%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                 Computational Materials for
-------------------------------------                 Countrywide Asset-Backed
       SECURITIES CORPORATION                     Certificates, Series 2005-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                Subordinate Available Funds Rate Schedule (1)
                ---------------------------------------------

------------------------------- -------------------     ------------- ------------------ -----------------
               Available Funds    Available Funds                       Available Funds   Available Funds
  Period          Rate (%)            Rate (%)              Period         Rate (%)          Rate (%)
------------ ------------------ -------------------     ------------- ------------------ -----------------
                    (2)                 (3)                                   (2)              (3)
     1             5.571               5.571                  47             8.793            24.610
     2             6.350              24.447                  48             9.004            24.869
     3             6.683              24.709                  49             8.792            24.583
     4             6.350              24.455                  50             8.785            24.501
     5             6.454              24.556                  51             9.436            25.129
     6             6.352              24.505                  52             8.770            24.355
     7             6.454              24.627                  53             8.967            24.963
     8             6.350              24.606                  54             8.755            24.743
     9             6.349              24.678                  55             8.952            24.913
    10             6.448              24.830                  56             8.739            24.614
    11             6.337              24.817                  57             8.731            24.554
    12             6.437              24.948                  58             8.929            24.736
    13             6.335              24.908                  59             8.716            24.694
    14             6.334              24.914                  60             8.913            24.935
    15             6.657              25.139                  61             8.969            10.722
    16             6.336              24.831                  62             8.961            10.709
    17             6.439              24.823                  63             9.911            11.841
    18             6.341              24.625                  64             8.943            10.681
    19             6.446              24.555                  65             9.232            11.023
    20             6.347              24.327                  66             8.926            10.654
    21             6.353              24.185                  67             9.214            10.995
    22             6.470              24.135                  68             8.908            10.626
    23             6.820              24.366                  69             8.899            10.612
    24             6.988              24.374                  70             9.187            10.952
    25             6.868              23.954                  71             8.882            10.585
    26             6.873              23.665                  72             9.168            10.923
    27             7.149              23.619                  73             8.864            10.557
    28             6.886              23.127                  74             8.855            10.543
    29             7.384              23.348                  75             9.456            11.255
    30             7.278              23.014                  76             8.837            10.515
    31             7.427              23.033                  77             9.123            10.851
    32             7.278              22.804                  78             8.819            10.487
    33             7.264              22.980                  79             9.104            10.822
    34             7.403              23.339                  80             8.802            10.459
    35             8.038              24.343                  81             8.793            10.445
    36             8.315              24.863                  82             9.077            10.779
    37             8.118              24.643                  83             8.775            10.417
    38             8.100              23.941                  84             9.058            10.750
    39             8.645              24.354                  85             8.757            10.389
    40             8.087              23.674             ------------- ------------------ ---------------
    41             8.733              24.433
    42             8.622              24.155
    43             8.812              24.345
    44             8.610              24.157
    45             8.603              24.169
    46             8.783              24.261
------------ ------------------ -------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 4.227%, 6-Month LIBOR stays at 4.590%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                      37